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         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Robert J. Christian, President & Chief Executive Officer of WT Investment Trust I (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: SEPTEMBER 2, 2003         /s/ Robert J. Christian
     ------------------         ------------------------------------------------
                                Robert J. Christian, President & Chief Executive
                                Officer
                                (principal executive officer)



         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, John R. Giles, Vice President & Chief Financial Officer of WT Investment Trust I (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: SEPTEMBER 2, 2003         /s/ John R. Giles
     ------------------         ------------------------------------------------
                                John R. Giles, Vice President & Chief
                                Financial Officer
                                (principal financial officer)